Supplement dated April 12, 1999 to the Pacific Select Fund Prospectus dated May 1, 1998 ("Prospectus")


The Prospectus is amended by adding the following to the Section entitled "Who is the Portfolio Manager of the Equity Index Portfolio?"

On March 11, 1999, Bankers Trust Company ("Bankers Trust") announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. Bankers Trust has applied to the SEC for a permanent order, but there is no assurance that the SEC will grant a permanent order. In the event that the SEC does not grant the permanent order, the Board of Trustees would consider appropriate action.


Form No.:   15-21361-00
    	       VA041299